SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES AND EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  August 2, 2011

CBL & ASSOCIATES PROPERTIES, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-12494	62-1545718
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2030 Hamilton Place Blvd., Suite 500, Chattanooga, TN 37421
(Address of principal executive office, including zip code)

423.855.0001
(Registrant’s telephone number, including area code)

N/A
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 Results of Operations and Financial Condition

     On August 2, 2011, CBL & Associates Properties, Inc. (the "Company") reported its results for the second quarter ended June 30, 2011. The Company's earnings release for the second quarter ended June 30, 2011 is attached as Exhibit 99.1. On August 3, 2011, the Company held a conference call to discuss the results for the second quarter ended June 30, 2011. The transcript of the conference call is attached as Exhibit 99.2. The Company has posted to its website certain supplemental financial and operating information for the three and six months ended June 30, 2011, which is attached as Exhibit 99.3.

     The information in this Form 8-K and the Exhibits attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01   Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired

Not applicable

(b)	Pro Forma Financial Information

Not applicable

(c)	Exhibits

Exhibit
Number                          Description

99.1	Earnings Release – CBL & Associates Properties Reports Second Quarter 2011 Results

99.2	Investor Conference Call Script – Second Quarter Ended June 30, 2011

99.3	Supplemental Financial and Operating Information – For The Three and Six Months Ended June 30, 2011

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     CBL & ASSOCIATES PROPERTIES, INC.

   /s/ John N. Foy
_______________________________
       John N. Foy
        Vice Chairman of the Board,
    Chief Financial Officer, Treasurer
   and Secretary

Date: August 3, 2011